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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 (the "Report"), I, Thomas F. Chapman, Chairman and Chief Executive Officer of Equifax Inc. (the "Company") do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (i)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (ii)
  the information contained in the Report fairly represents, in all material respects, the financial condition and results of operation of the Company.

/s/ THOMAS F. CHAPMAN Thomas F. Chapman Chairman and Chief Executive Officer

Dated: August 8, 2003

A signed original of this statement required by Section 906 has been provided to Equifax Inc. and will be retained by Equifax Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002